Vulcan Value Partners Fund (the “Fund”)

Investor Class (VVPLX)

Institutional Class (VVILX)

A series of Elevation Series Trust (the “Trust”)

Supplement dated September 16, 2026 to the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information, each dated August 28, 2026, as each may be supplemented and/or revised from time to time.

As previously announced, the Board of Trustees of the Trust (the “Board”) has approved the conversion of the Fund from a mutual fund into the Vulcan Value Partners ETF (the “ETF”), a newly organized series of the Trust that will operate as an exchange-traded fund. The conversion is expected to occur in the fourth quarter of 2026.

The conversion will be effected through the reorganization of the Fund into the ETF. After the conversion, the ETF is anticipated to maintain a substantially similar investment strategy, continue to be managed by the same portfolio management team, and have the same investment adviser as the Fund.

In connection with the conversion, the Fund’s Institutional share class will be merged into the Investor share class, and the Fund’s Rule 12b-1 plan applicable to the Investor share class will be terminated. These actions are expected to occur on or about September 23, 2026, in advance of the conversion. Prior to the conversion, shareholders will receive an information statement providing additional details regarding the conversion and the ETF.

The Fund is no longer accepting investments from direct shareholders. Purchases are still permitted through intermediaries who have a selling agreement with the Fund.

The conversion is expected to qualify as a tax-free reorganization for federal income tax purposes, meaning shareholders will not recognize any gain or loss on the exchange of their Fund shares for ETF shares in connection with the conversion, except for any cash received from the Fund from the liquidation of any fractional shares held by such shareholder prior to the conversion.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.